GCAT DEPOSITOR III, LLC ABS-15G

Exhibit 99.16

Client Name:	Blue River Mortgage III LLC
Client Project Name:	GCAT 2025-INV1
Start - End Dates:	11/4/2021 - 12/4/2023
Deal Loan Count:	3

Waived Conditions Summary

Review Scope	Category	Code	Description	Count
Credit	Terms/Guidelines	CRDTER113	Loan amount is below guideline minimum	1
Credit	Terms/Guidelines	CRDTER3122	Loan documents do not meet guideline requirements	1
Credit	DTI	CRDDTI187	Debt Ratio > 43%	1
Credit	Assets	CRDAST3078	Insufficient # of months cash reserves for PITI per guideline requirements	1
Compliance	RESPA	CMPRESPA2700	RESPA - List of homeowners counseling organizations not provided w/in 3 days of application	1
Total				5

©2024 Clayton Services LLC. All rights reserved. Ownership and use of this report is governed by the legal agreement between Clayton and the party for which it was prepared. Any use not expressly authorized by such agreement, including reliance on this report by anyone other than such party, is prohibited.